UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2020

PATTERN ENERGY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1088 Sansome Street

San Francisco, CA 94111

(Address and zip code of principal executive offices)

(415) 283-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A common stock	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

As previously disclosed, Pattern Energy Group Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 3, 2019, with Pacific US Inc., a Delaware corporation (“Parent”), and Pacific Bidco US Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). On March 16, 2020 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the General Corporation Law of the State of Delaware, Merger Sub merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”). Parent is an affiliate of Canada Pension Plan Investment Board (“CPP Investments”).

Simultaneously with the Company’s entry into the Merger Agreement, Parent, Riverstone Pattern Energy II Holdings, L.P. (“RPE II”), Pattern Energy Group Holdings 2 LP (“P2”), Pattern Equity Holdings 2 LLC (“P2 Management LLC”), certain members of the management team of Pattern Energy Group Holdings 2 LP (collectively, with P2 Management LLC, the “Management Parties”), certain members of the management team who held unvested equity interests in the Company (the “Management Rollover Parties”) and a management representative entity, Hou-ou LLC, (the “Management Party Representative”) entered into an agreement (the “Contribution and Exchange Agreement”), pursuant to which at or following the consummation of the Merger, the Company and P2 would be under common ownership (the “P2 Transactions”). The transactions considered by the Contribution and Exchange Agreement were completed on March 31, 2020 (the “P2 Closing Date”).

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the consummation of the P2 Transactions, the limited partnership agreement of Pattern Energy Group LP (as defined below) was amended and restated (the “Investor Agreement”). The Investor Agreement sets forth provisions relating to governing the affairs of Pattern Energy Group LP, including with respect to (among other things) the disposition of interests by partners, the capital accounts of partners, distributions and allocations among partners, other rights of owners of partnership units, the management of Pattern Energy Group LP and consents required for certain actions.

In addition, on March 31, 2020, the Company entered into the Second Amended and Restated Multilateral Management Services Agreement (the “Second A&R MMSA”) with Pattern Energy Group LP, Pattern Energy Group One LP (“P1”) and Pattern Energy Group 2 LP, a wholly owned subsidiary of P2 (“PEG2”) that amended and restated that certain Amended Multilateral Management Services Agreement, dated as of June 16, 2017, by and among the Company, Pattern Energy Group LP and PEG2 (the “A&R MMSA”). Under the A&R MMSA and prior versions of the agreement, the parties engaged with one another to provide certain management services for their respective benefits. In connection with the consummation of the Merger and the P2 Transactions, the parties to the Second A&R MMSA amended the A&R MMSA to (i) remove PEG2 as a party and add P1 as a party and (ii) provide for certain matters related to the transfer of certain employees of the Company and its subsidiaries and of P1 and its subsidiaries to certain subsidiaries of Pattern Energy Group LP following the P2 Transactions.

The foregoing description of the Investor Agreement and the Second A&R MMSA does not purport to be complete and is qualified in its entirety by reference to the full text of the Investor Agreement and the Second A&R MMSA, to be filed as exhibits to the Company’s next Quarterly Report on Form 10-Q.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On the Closing Date, Parent completed the acquisition of the Company pursuant to the Merger Agreement. Following that, on the P2 Closing Date, pursuant to the Contribution and Exchange Agreement, a series of transactions took place (described below) which ended in the Company and P2 being under the common ownership of Parent.

Prior to the P2 Transactions, (i) all issued and outstanding limited partnership interests in P2 were held by RPE II, the Company and the Management Parties; and (ii) Pattern Energy Group Holdings 2 GP LLC (the “P2 General Partner”), an entity fully owned by RPE II, was the general partner of P2. Prior to the P2 Closing Date, RPE II formed a limited partnership under the laws of the State of Delaware (“Pattern Energy Group LP”).

On the P2 Closing Date, pursuant to the Contribution and Exchange Agreement, (i) RPE II contributed to Pattern Energy Group LP all of its limited partnership interests in P2 and all of its equity interest in the P2 General Partner, along with additional capital; (ii) each of the Management Parties contributed all beneficially owned limited partnership interests in P2 to Pattern Energy Group LP; and (iii) Parent caused the Company to contribute to Pattern Energy Group LP, subject to certain exceptions, all of the assets of the Company, including all beneficially owned limited partnership interests in P2 and all issued and outstanding beneficially owned equity interests in Pattern US Operations Holdings LLC and Pattern Canada Operations Holdings ULC, along with the Company’s liabilities. In exchange for these contributions, each contributing party received units of Pattern Energy Group LP as specified in the Contribution and Exchange Agreement and the Investor Agreement. The effective value of P2 (as of the signing of the Merger Agreement) was $1.06 billion, based on CPPIB’s contribution of its interest in the net assets of the Company acquired under the Merger Agreement to Pattern Energy Group LP.

The foregoing description of the Merger Agreement and related transactions (including, without limitation, the Merger) and the Contribution and Exchange Agreement and related transactions (including, without limitation, the P2 Transactions) does not purport to be complete and is subject and qualified in its entirety by reference to the full text of the Merger Agreement and the Contribution and Exchange Agreement. The Merger Agreement is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2019 and incorporated herein by reference into this Item 2.01 as Exhibit 2.1. The full text of the Contribution and Exchange Agreement will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q.

Item 9.01.	Financial Statements and Exhibits.

a. Financial Statements of Business Acquired

The financial information required by Item 9.01(a) of this Current Report on Form 8-K has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

b. Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of this Current Report on Form 8-K has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

d. Exhibits

Exhibit Number	Description
2.1

Agreement and Plan of Merger, dated as of November 3, 2019, among Pattern Energy Group Inc., Pacific US Inc. and Pacific BidCo US Inc. (Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated November 3, 2019).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2020

PATTERN ENERGY GROUP INC.

By:	/s/ Dyann Blaine
	Name:	Dyann Blaine
	Title:	Vice President